UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

IOMED, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Utah	001-14059	87-0441272
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2441 South 3850 West, Salt Lake City, Utah		84120
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 975-1191

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 9, 2007, IOMED, Inc. ("Iomed") issued a joint press release with ReAble Therapeutics, Inc. ("ReAble") announcing that they have completed ReAble’s acquisition of Iomed which was approved at a special meeting of Iomed’s shareholders on August 8, 2007. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

99.1 Press Release dated August 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMED, Inc.

August 9, 2007	By:	/s/ Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 9, 2007.